LVIP BlackRock Emerging Markets Index RPM Fund (the “Fund”) Supplement Dated December 7, 2012 to the Prospectus and Summary Prospectus Dated August 27, 2012

This Supplement updates certain information in the Prospectus and Summary Prospectus for the Fund. You may obtain copies of the Fund’s Prospectus and Summary Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.LincolnFinancial.com/lvip. Please keep this Supplement with your Summary Prospectus and/or Prospectus and other important records.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

This Supplement provides information about a change to the Fund’s name.

Effective April 30, 2013, the Fund’s name shall be LVIP BlackRock Emerging Markets RPM Fund.

Effective April 30, 2013 the following replaces the Fund’s 80% investment policy statement:

Under normal circumstances, the Fund invests at least 80% of its assets in securities and other instruments that are tied economically to emerging markets.